UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 2, 2017 (June 1, 2017)

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

(a)  SL Green Realty Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2017.

(b)  The Annual Meeting was held for the purpose of: (i) electing three Class II directors to serve on the Company’s Board of Directors until its 2020 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) approving, on an advisory basis, the Company’s executive compensation; (iii) voting on an amendment of the Company’s Articles of Restatement to effect the declassification of the Company’s Board of Directors; (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (v) voting, on an advisory basis, on whether an advisory vote on executive compensation should be held every one, two or three years; and (vi) considering and acting upon a stockholder proposal regarding setting target amounts for CEO compensation.  Further information regarding the foregoing proposals is contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 1, 2017.  The total number of shares of common stock entitled to vote at the Annual Meeting was 101,831,845, of which 93,409,529 shares, or approximately 91.7%, were present in person or by proxy.  The results of the meeting were as follows:

Proposal 1

Betsy Atkins, Marc Holliday and John S. Levy were elected, with approximately 75.6%, 99.3% and 59.5%, respectively, of the votes cast voting in favor, as the Class II directors of the Company for three-year terms and until their successors are duly elected and qualify.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Betsy Atkins	69,549,968	22,433,948	35,552	1,390,061
Marc Holliday	91,387,256	596,686	35,526	1,390,061
John S. Levy	54,710,458	37,262,503	46,507	1,390,061

Proposal 2

In a non-binding advisory vote on the Company’s executive compensation, the Company’s executive compensation was not approved, with approximately 42.7% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,278,013	52,498,981	242,474	1,390,061

Proposal 3

The amendment to the Company’s Articles of Restatement to effect the declassification of the Board of Directors was approved, with approximately 90.3% of the votes entitled to be cast on the matter voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,972,407	13,598	33,463	1,390,061

Proposal 4

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified, with approximately 99.3% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining
92,740,940	629,492	39,097

Proposal 5

The Company’s stockholders recommended, on an advisory basis, that advisory votes on executive compensation should be held every year, with approximately 96.6% of the votes cast voting in favor of such option.  Consistent with the stockholders’ recommendation, the Board of Directors of the Company determined that it will include future advisory votes on executive compensation in the Company’s annual meeting proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which the Company expects will occur no later than the Company’s Annual Meeting of Stockholders in 2023.

One Year	Two Years	Three Years	Votes Abstaining	Broker Non-Votes
88,810,485	20,831	3,146,028	42,124	1,390,061

Proposal 6

A stockholder proposal regarding setting target amounts for CEO compensation was not approved, with approximately 3.6% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
3,306,716	85,190,361	3,522,391	1,390,061

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Andrew S. Levine
Andrew S. Levine
Chief Legal Officer, General Counsel and Executive Vice President

Date:  June 2, 2017